EXHIBIT 10.1

TRADEMARK LICENSE EXTENSION AGREEMENT
(HALLMARK MOVIE CHANNEL)

This Extension Agreement dated as of August 15, 2009 is by and between Hallmark Licensing, Inc. (“Hallmark Licensing”) and Crown Media United States, LLC (“Crown US”).

WHEREAS, Crown US and Hallmark Licensing have previously entered into that certain Movie Channel Trademark License Agreement between the parties dated as of January 1, 2004, as extended as of August 1, 2004, as of August 1, 2005, as of April 10, 2006, as of August 1, 2007, and as of August 1, 2008 (the “License Agreement”); and

WHEREAS, the parties desire to further extend the term of the License Agreement;

NOW, THEREFORE, Crown US and Hallmark Licensing hereby agree as follows:

The term of the License Agreement shall be extended for an additional period terminating on September 1, 2010, subject to any earlier termination pursuant to the terms of the License Agreement.

All other terms and conditions of the License Agreement will remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Extension Agreement as of the date set forth above.

HALLMARK  LICENSING, INC.

By: /s/ Deanne Stedem

Title:/s/ Vice President

CROWN MEDIA UNITED STATES, LLC

By:/s/ Charlie Stanford

Title:/s/ Vice President